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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 2004, in the Registration Statement (Form S-1) and related Prospectus of Intarcia Therapeutics, Inc. for the registration of shares of its common stock.

/s/ ERNST & YOUNG LLP
Palo Alto, California February 2, 2005

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM